Administration expenses	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Administration expenses

6.	Administration expenses

Administration expenses for the six months ended 30 June 2026 comprise €2,575k incurred by QIND, including the amortisation of acquired intangible assets of €1,098k, and €2,370k incurred by the parent company, BrightHy and BioSteam. The comparative period is presented as previously reported, before the finalisation of the QIND purchase price allocation, and therefore includes no amortisation of acquired intangible assets.

	Six months ended 30 June
	2026	2025
	€’000	€’000
Wages and salaries	1,773	2,363
Depreciation of property, plant and equipment	108	85
Amortisation of acquired intangible assets	1,098	-
Professional fees	983	1,070
Other expenses	983	968
Total administration expenses	4,945	4,486